                                                                  EXHIBIT 99.3.3

                          VIRGINIA PCS ALLIANCE, L.C.

                           CONDENSED BALANCE SHEETS
                      June 30, 2000 and December 31, 1999

                                                                June 30, 2000         December 31, 1999
                                                               ---------------       -------------------
                                                                 (Unaudited)
                            ASSETS
Current Assets
 Cash and cash equivalents                                       $      65,028             $      64,052
 Accounts receivable, net of allowance for doubtful accounts         2,153,668                 1,790,159
   of $900 and $600, respectively
 Accounts receivable, other                                            792,123                   867,376
 Inventories                                                         5,427,262                 5,996,148
 Prepaid expenses                                                      173,295                   522,798
                                                                 -------------             -------------
          Total current assets                                       8,611,376                 9,240,533

Subordinated Capital Certificates                                    4,529,491                 4,522,811

Property and Equipment
 Land and building                                                   2,123,442                 1,864,318
 Network plant and equipment                                        67,590,491                73,920,705
 Furniture, fixtures and other equipment                             6,168,771                 5,913,845
 Radio spectrum licenses                                            32,714,384                32,714,384
                                                                 -------------             -------------
          Total in service                                         108,597,088               114,413,252

   Under construction                                               11,130,779                 6,991,159
                                                                 -------------             -------------
                                                                   119,727,867               121,404,411

   Less accumulated depreciation                                    17,983,166                14,989,390
                                                                 -------------             -------------
                                                                   101,744,701               106,415,021

Other Assets                                                         1,023,999                   663,374
                                                                 -------------             -------------
                                                                 $ 115,909,567             $ 120,841,739
                                                                 =============             =============

   LIABILITIES AND MEMBER'S EQUITY(DEFICIT)
Current Liabilities
 Accounts payable                                                $   3,859,963             $   3,737,845
 Due to affiliates                                                  (2,009,533)                2,900,955
 Dividends payable                                                     229,146                   229,138
 Customer deposits                                                     526,503                   152,758
 Advance billings                                                      101,502                    80,702
 Accrued interest                                                      163,561                   355,970
 Accrued payroll                                                       119,136                    98,680
 Accrued taxes                                                         122,376                    39,676
 Other accrued liabilities                                              48,347                    37,075
                                                                 -------------             -------------
          Total current liabilities                                  3,161,001                 7,632,799

Long-Term Liabilities
 Long-term debt                                                    129,653,834               131,478,017
 Other long term liabilities                                         9,571,713
                                                                 -------------             -------------
                                                                   139,225,547               131,478,017

Redeemable Series A Preferred Membership Interests                  15,632,020                15,191,674

Members' Equity (Deficit)
 Series B preferred membership interests                            19,328,298                15,094,337
 Common membership interests                                       (61,437,299)              (48,555,088)
                                                                 -------------             -------------
                                                                   (42,109,001)              (33,460,751)
                                                                 -------------             -------------

                                                                 $ 115,909,567             $ 120,841,739
                                                                 =============             =============

                       See Notes to Financial Statements

                          VIRGINIA PCS ALLIANCE, L.C.

                      CONDENSED STATEMENTS OF OPERATIONS

                                      For the three months ending June 30,        For the six months ending June 30,
                                           2000               1999                     2000               1999
                                      ---------------   -----------------         -------------    ----------------
                                                   (Unaudited)                                (Unaudited)
Operating revenues:
   Subscriber revenue                    $  3,165,886        $  2,155,275          $  5,792,706        $  3,756,045
   Wholesale revenue                        2,096,356             996,675             3,835,861           1,820,888
   Equipment revenue                          376,506             246,352               798,726             606,004
                                         ------------        ------------          ------------        ------------
                                            5,638,748           3,398,302            10,427,293           6,182,937

Operating expenses:
   Cost of sales                            2,255,300           1,125,308             4,464,852           2,851,259
   Maintenance and support                  2,073,568           2,015,804             4,054,184           3,356,498
   Depreciation and amortization            1,779,650           2,527,430             3,855,039           4,695,048
   Customer operations                      2,377,528           2,134,793             4,770,010           3,853,446
   Corporate operations                       848,578             701,220             1,623,248           1,342,819
                                         ------------        ------------          ------------        ------------
                                            9,334,624           8,504,555            18,767,333          16,099,070
                                         ------------        ------------          ------------        ------------

Operating loss                             (3,695,876)         (5,106,253)           (8,340,040)         (9,916,133)

Interest expense
   Interest expense                          (110,381)           (194,537)             (329,248)           (219,113)
   Senior credit facility                  (2,028,161)         (1,334,367)           (4,004,639)         (2,558,902)
   Redeemable preferred interest             (488,621)           (477,205)             (974,324)           (951,653)
                                         ------------        ------------          ------------        ------------
                                           (2,627,163)         (2,006,109)           (5,308,211)         (3,729,668)
                                         ------------        ------------          ------------        ------------

Net loss                                 $ (6,323,039)       $ (7,112,362)         $(13,648,251)       $(13,645,801)
                                         ============        ============          ============        ============

                       See Notes to Financial Statements

                          VIRGINIA PCS ALLIANCE, L.C.

                    CONDENSED STATEMENTS OF CASH FLOWS Six
                      Months Ended June 30, 2000 and 1999

                                                                                    2000              1999
                                                                               -------------     -------------
                                                                                         (Unaudited)
Cash Flows From Operating Activities
Net loss                                                                       $ (13,648,251)    $ (13,645,801)
Adjustments to reconcile net loss to net cash used in operating activities:
    Depreciation                                                                   4,001,521         4,676,400
    Amortization                                                                      23,860            18,649
    Amortization of gain on tower sale                                              (170,342)
    Changes in assets and liabilities
    (Increase) decrease in:
      Accounts receivable                                                           (288,256)       (2,014,115)
      Inventories                                                                    568,886        (2,412,486)
      Prepaid expenses                                                               349,503          (266,185)
    Increase (decrease) in:
      Accounts payable, trade                                                       (501,068)         (217,338)
      Advance billings and customer deposits                                         394,545            26,270
      Accrued interest                                                              (192,409)         (198,225)
      Accrued dividends on Series A Preferred                                        424,373           401,704
      Other accrued liabilities                                                      114,429           106,233
                                                                                ------------      ------------
               Net cash used in operating activities                              (8,923,209)      (13,524,894)
                                                                                ------------      ------------
Cash Flows From Investing Activities
    Purchase of property and equipment                                            (7,555,364)      (11,944,100)
    Proceeds of sale of towers                                                    18,843,125              --
    Increase in patronage capital certificates                                      (379,502)             --
    Decrease (Increase) in deferred charges                                         (242,725)          170,000
                                                                                ------------      ------------
               Net cash provided by (used in) investing activities                10,665,534       (11,774,100)
                                                                                ------------      ------------
Cash Flows From Financing Activities
    Capital contributions, net                                                     5,000,002         5,000,000
    Advances from (payments to) affiliates                                        (4,910,488)         (575,892)
    Borrowings (Repayments) on revolving credit agreements, net                   (1,957,772)       12,024,644
    Proceeds from long-term borrowings                                               126,909         8,852,294
                                                                                ------------      ------------
               Net cash provided by (used in) financing activities                (1,741,349)       25,301,046
                                                                                ------------      ------------
               Net increase in cash and cash equivalents                                 976             2,052
Cash and Cash Equivalents:
    Beginning                                                                         64,052            59,814
                                                                               -------------     -------------
    Ending                                                                     $      65,028     $      61,866
                                                                               =============     =============

                       See Notes to Financial Statements

                          VIRGINIA PCS ALLIANCE, L.C.

               CONDENSED STATEMENTS OF MEMBERS' EQUITY (DEFICIT)
                                  (Unaudited)


                                      Series B
                                     Preferred       Common
                                     Membership    Membership
                                     Interests      Interests         Total
                                    ------------  -------------   -------------

Balance as of January 1, 1999       $ 10,860,376  $ (23,181,853)  $ (12,321,477)
      Capital contributions            4,233,961        766,039       5,000,000
      Net loss                                 -     (6,533,439)     (6,533,439)
                                    ------------  -------------   -------------

Balance as of March 31, 1999          15,094,337    (28,949,253)    (13,854,916)
      Net loss                                 -     (7,112,357)     (7,112,357)
                                    ------------  -------------   -------------

Balance as of June 30, 1999           15,094,337    (36,061,610)    (20,967,273)
      Net loss                                 -     (6,244,336)     (6,244,336)
                                    ------------  -------------   -------------

Balance as of  September 30, 1999     15,094,337    (42,305,946)    (27,211,609)
      Net loss                                 -     (6,249,142)     (6,249,142)
                                    ------------  -------------   -------------

Balance as of December 31, 1999       15,094,337    (48,555,088)    (33,460,751)
      Capital contributions            4,233,961        766,039       5,000,000
      Net loss                                 -     (7,325,211)     (7,325,211)
                                    ------------  -------------   -------------

Balance as of March 31, 2000          19,328,298    (55,114,260)    (35,785,962)
      Net loss                                 -     (6,323,039)     (6,323,039)
                                    ------------  -------------   -------------

Balance as of June 30, 2000         $ 19,328,298  $ (61,437,299)  $ (42,109,001)
                                    ============  =============   =============

                       See Notes to Financial Statements

                          VIRGINIA PCS ALLIANCE L.C.
                          --------------------------

                         Notes to Financial Statements
                         -----------------------------

(1) In the opinion of the managing member of the Alliance, the accompanying financial statements which are unaudited, except for the balance sheet dated December 31, 1999, contain all adjustments (consisting of only normal recurring accruals) necessary to present fairly the financial position as of June 30, 2000 and December 31, 1999 and the results of operations for the three and six months ended June 30, 2000 and 1999 and cash flows for the six months ended June 30, 2000 and 1999. The results of operations for the three and six months ended June 30, 2000 and 1999 are not necessarily indicative of the results to be expected for the full year.

(2) In March 2000, the Alliance sold 56 towers for $17.9 million to Crown Castle International Corp (Crown). In April 2000, the Alliances sold a total of 3 towers for $1.0 million to Crown. In connection with these transactions, the Alliance has certain future leaseback and other commitments. Accordingly, these gains have been deferred for book purposes and will be amortized over the life of the leaseback agreement.

(3) In January 2000, the members contributed $5.0 million to the Alliance, purchasing 34,820 Common Units for $0.8 million and 192,452.7 Series B Preferred Membership Units for approximately $4.2 million.

(4) In July 2000, the Alliance redeemed its series A preferred membership interest for $16.8 million. This payment included consideration for redemption of $12.9 million in principle, $2.8 million in accrued interest and $1.1 million in early redemption fees. CFW Communications Company and R&B Communications exercised their right to fund $12.9 million of this redemption in exchange for additional common ownership interest in the Alliance. CFW and R&B also elected to convert their Series B convertible preferred ownership interest in the Alliance into common ownership interest. These redemptions and conversions increased the common ownership interest of CFW Communications Company from 21% to 65% and R&B Communications from 21% to 26%.

        In July, the Alliance borrowed $114.9 million from CFW Communications Company (CFW) to payoff its indebtedness to the Rural Telephone Finance Cooperative (RTFC). The payoff included a prepayment fee of $.5 million. The Alliance's debt obligation to CFW bears interest at a rate equal to CFW's borrowing rate under its Senior Credit Facility (10.6% in July
        2000) and matures in 2008.